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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 18, 1999


                              BROADCOM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           California                    000-23993               33-0480482
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 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5. OTHER EVENTS

        On July 18, 1999, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits

              99.1    Press Release dated July 18, 1999, of the Registrant.


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SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BROADCOM CORPORATION,
                                          a California corporation


July 20, 1999                             By: /s/ WILLIAM J. RUEHLE
                                              ----------------------------------
                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit
Number         Description
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 99.1          Press Release dated July 18, 1999, of the Registrant.